Exhibit 99.2

FINAL TRANSCRIPT Conference Call Transcript NOV — National Oilwell Varco Agrees to Acquire Grant Prideco for Combination of Stock and Cash Event Date/Time: Dec. 17. 2007 / 10:00AM ET Thomson StreetEvents www.streetevents.com Contact Us 1 © 2007 Thomson Financial. Republished with permission. No part of this publication may be reproduced or transmitted in any form or by any means without the prior written consent of Thomson Financial.

FINAL TRANSCRIPT Dec. 17. 2007 / 10:00AM ET, NOV — National Oilwell Varco Agrees to Acquire Grant Prideco for Combination of Stock and Cash Forward-Looking Statements and Other Information The statements made herein that are forward-looking in nature are intended to be “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934 and may involve risks and uncertainties. These statements include, without limitation, statements regarding the consummation of the transaction, its effects on future earnings or other operating results, the expected closing date of the transaction, any other effect or benefit of the transaction, and any other statements that are not historical facts. These risks and uncertainties include the ability of National Oilwell Varco, Inc. and Grant Prideco, Inc. to achieve their forecasted operating results and the cost savings and operating benefits currently expected from the proposed transaction and the timing and receipt of approvals for the merger. Other risks and uncertainties, which are more fully described in documents filed by National Oilwell Varco, Inc. and by Grant Prideco, Inc. with the Securities and Exchange Commission, including Annual Reports on Form 10-K, could cause actual results to differ from those contained in the forward-looking statements. In connection with the proposed merger, National Oilwell Varco, Inc. will file a Registration Statement on Form S-4 and Grant Prideco, Inc. will file a proxy statement with the Securities and Exchange Commission. Grant Prideco, Inc. and its respective directors and officers may be deemed to be participants in the solicitation of proxies from its stockholders. Information about these persons can be found in Grant Prideco’s Annual Report on Form 10-K filed with the SEC and Forms 8-K filed since the date of filing of the Form 10-K, and additional information about such persons may be obtained from the proxy statement when it becomes available. INVESTORS AND SECURITY HOLDERS ARE URGED TO CAREFULLY READ THE FORM S-4 AND PROXY STATEMENT REGARDING THE PROPOSED TRANSACTION WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain a copy of such documents when they become available, without charge, from the Securities and Exchange Commission’s web site at www.sec.gov. Copies of such documents may also be obtained free of charge from National Oilwell Varco, Inc.’s website at www.nov.com and Grant Prideco, Inc.’s web site at www.grantprideco.com. C O R P O R A T E P A R T I C I P A N T S Pete Miller National Oilwell Varco — CEO Clay Williams National Oilwell Varco — CFO Michael McShane Grant Prideco — Chairman, CEO C O N F E R E N C E C A L L P A R T I C I P A N T S Dan Pickering Tudor Pickering — Analyst Bill Herbert Simmons & Co. — Analyst Roger Read Natixis Bleichroeder — Analyst Robin Shoemaker Bear Stearns — Analyst Ole Slorer Morgan Stanley — Analyst HOU:2759779.2 Thomson StreetEvents www.streetevents.com Contact Us 2 © 2007 Thomson Financial. Republished with permission. No part of this publication may be reproduced or transmitted in any form or by any means without the prior written consent of Thomson Financial.

P R E S E N T A T I O N Operator Good morning ladies and gentlemen and thank you for standing by. Welcome to the National Oilwell Varco and Grant Prideco merger conference call. During today’s presentation, all parties will be in a listen-only mode. Following the presentation, the conference will be open for questions. (OPERATOR INSTRUCTIONS). This conference is being recorded today, Monday, December 17, 2007. At this time, I would like to turn the conference over to Pete Miller, President and Chief Executive Officer of National Oilwell Varco. Please go ahead. Pete Miller - National Oilwell Varco — CEO Thanks, Mycea, and thank you for calling into the National Oilwell Varco/Grant Prideco merger conference call. With me here today is Mike McShane, the Chairman and CEO of Grant Prideco; Matt Fitzgerald, the Chief Financial Officer of Grant Prideco; Philip Choyce, the General Counsel of Grant Prideco; and Clay Williams, the Chief Financial Officer of National Oilwell Varco. This will be a reasonably brief call. What we want to do is tell you some of the things that we’re looking at in the merger today. We want to give you the brief details of the merger, and then we will take a few questions a little later. We’re very excited about this and I think it’s really going to the great for the shareholders of both companies. At this point in time, I would like to turn it over to Clay Williams for a brief statement. Clay Williams - National Oilwell Varco — CFO Thanks, Pete. Before we begin this discussion of the proposed transaction between National Oilwell Varco and Grant Prideco, I would like to point out that some of the statements made during this call will be forward-looking statements within the meaning of the federal securities laws. These forward-looking statements include without limitation statements regarding the consummation of the transaction, its effect on the future earnings or other operating results, the expected closing date and all other comments about the transaction, National Oilwell Varco or Grant Prideco that are not a statement of historical fact. These forward-looking statements are based on limited information as of today which is subject to change and further subject to risks and uncertainties. Actual results may differ materially. I refer you to the 10-Q and 10-K filings that both National Oilwell Varco and Grant Prideco have made with the SEC for a more detailed discussion of some of the risk factors that could affect our respective businesses. Pete? Pete Miller - National Oilwell Varco — CEO Thanks, Clay. Earlier today, we announced that National Oilwell Varco and Grant Prideco had entered into a definitive agreement for a merger. Clay will provide the details and color on this deal a little bit later in the call. What I would like to say at this point, Grant Prideco is the technological leader in drill pipe and bits and is an outstanding company with wonderful employees. I would like to congratulate Mike, Matt and Philip for creating and leading a company that is just outstanding in the business and we are very, very excited about this becoming a part of National Oilwell Varco. I think that these guys have done a fantastic job and I cannot overemphasize the technological advantages that they have in their business. ReedHycalog is clearly a leader. I think things like IntelliServ pipe and the engineered product that these guys have developed with their drill pipe is really outstanding and I think it is truly the best products that we see in the industry today. This merger continues the strategy of National Oilwell Varco to provide the best manufactured products and services to the upstream oil and gas business. We think it fits very well with the things that we do today. It’s additive, it gives us more opportunities to provide for the needs of our customers. We think it creates excep tional shareholder value and we feel very good about the financial flexibility that we will have once the deal is consummated. Thomson StreetEvents www.streetevents.com Contact Us 3 © 2007 Thomson Financial. Republished with permission. No part of this publication may be reproduced or transmitted in any form or by any means without the prior written consent of Thomson Financial.

FINAL TRANSCRIPT Dec. 17. 2007 / 10:00AM ET, NOV — National Oilwell Varco Agrees to Acquire Grant Prideco for Combination of Stock and Cash I think another very important part of this is it provides us with the financial strength to be able to continue to advance technology. This is extremely important in everything that we have done, both Grant Prideco and National Oilwell Varco. When you look at the advances that we have made on drill bits, when you look at the engineered aspect of drill pipe, when you look at IntelliServ, when you look at drill rigs today with top drives, iron roughnecks, pipe handling systems, electronic controls and AC, they are all technological leaders. This merger will continue that and will enable this industry to be able to take advantage of the technology that we’re able to develop because I believe of the financial strength that we’ll have. We’ll be a worldwide leader in everything that we do. The combined companies will have over 40,000 employees, we’ll be in over 49 countries. We’ll be able to support the international and global marketplace in a manner that we have not been able to before. So as you can tell from this, I’m very excited about our opportunities. What I would like to do now is turn it over to Mike McShane for a couple of brief comments. Michael McShane - Grant Prideco - Chairman, CEO Thanks, Pete, good morning everybody and thanks for joining us today. It’s an exciting day I think for Grant Prideco. I think this is a tremendous opportunity for our shareholders and our employees to participate in a very strong company going forward. It is the very logical step for Grant Prideco. This is a combination that I have thought about for years and the only thing I didn’t do was beat Pete to the punch of combining with Varco because I have always thought that National Oilwell Varco and Grant Prideco made a great industrial fit. I’ve been in this business for close to 30 years and I think this is right at the top in terms of strategic combinations, in terms of logic and benefits that will ultimately be realized. So we’re very excited about it. We are proud to be part of National Oilwell Varco. When we look at strategic partnerships, you look at the management teams and what they have done. While we’re very proud of our track record, I certainly would point to Clay and Pete and the entire team over here in terms of what they have accomplished with National Oilwell Varco. So we think we’re combining two of the best management teams in the industry and I think there’s a lot of good things that will come out of that going forward. With that, I guess we’re going to turn it back over to Clay to walk through some of the details. Clay Williams - National Oilwell Varco — CFO Thanks Mike. I want to spend just a couple of minutes covering some of the points on the transaction itself. As the press release notes, the transaction is still subject to approval by Grant Prideco shareholders, clearance from antitrust regulators and other customary conditions. Timing on that, we expect to work our way through that and close late in the first quarter or perhaps early in the second quarter of 2008. Consideration is $58 a share based on Friday closing prices. This consists of $23.20 per share in cash and 0.4498 shares of National Oilwell Varco. So in aggregate, we’re looking at about $3 billion in total cash consideration, $4.4 billion in equity consideration which will be obtained through the issuance of approximately $57 million in National Oilwell Varco shares. Once the transaction closes, existing Grant Prideco shareholders will own about 14% of the combined company and existing Oilwell Varco shareholders will retain about 86%. Importantly, we expect that this transaction will be immediately accretive to both earnings and cash flow for National Oi lwell Varco. This assumes cost savings of about $40 million per year which we expect to obtain quickly after closing because most of this has to do with the fact that we won’t be running two public companies anymore, so boards of directors and auditors and D&O insurance and those sorts of things will fall away very quickly. As part of purchase accounting, we expect to mark Grant Prideco’s assets and liabilities to market, and our preliminary estimates of that are that it will add about $4 billion in goodwill and approximately $2 billion in identified intangibles to our combined balance sheet. We will be finalizing these estimates through the first year after closing pursuant to purchase accounting. This asset and liability step-up is expected to layer in $180 to $200 million in additional annual depreciation and amortization. Of course, these are non-cash charges which means that this transaction should be very strongly accretive to the cash flow of National Oilwell Varco following the closing of the transaction. National Oilwell Varco will retain our very strong balance sheet which gives us financial flexibility to continue to pursue our strategic growth initiatives of growing through acquisitions, investments and organic growth opportunities and investments in promising new products and technologies, like Grant Prideco IntelliServ. National Oilwell Varco has secured bridge financing commitments from Goldman Sachs and we expect to secure additional long-term financing in the range of $1 to $2 billion at or soon after closing. HOU:2759779.2 Thomson StreetEvents www.streetevents.com Contact Us 4 © 2007 Thomson Financial. Republished with permission. No part of this publication may be reproduced or transmitted in any form or by any means without the prior written consent of Thomson Financial.

FINAL TRANSCRIPT Dec. 17. 2007 / 10:00AM ET, NOV — National Oilwell Varco Agrees to Acquire Grant Prideco for Combination of Stock and Cash Following closing, we expect that our book net debt to capitalization will lie in the range of about 15% following the permanent financing. We will also preserve very strong EBITDA coverage ratios and credit metrics after closing, giving us a great deal of financial flexibility to continue to pursue our strategy. Overall, this is a very attractive acquisition. It adds some tremendous oil field products, franchises that the Grant Prideco team has built to National Oilwell Varco’s oilfield portfolio and we believe that the combination further enhances the growth prospects for both organizations. With that, let me turn it back to Pete. Pete Miller - National Oilwell Varco — CEO Thanks, Clay. As I promised you, we would be brief. It is necessary for us now to try to get back to work pretty quickly, but at this point what we would like to do is open it up for a few questions that some of our listeners might have. So Mycea, why don’t you open it up for questions? Q U E S T I O N A N D A N S W E R Operator (OPERATOR INSTRUCTIONS) Dan Pickering, Tudor Pickering. Dan Pickering - Tudor Pickering - Analyst My question I think is the same for both Pete and Mike and a little bit different for — and the question is — why now? And Pete, I guess as I think about it relative to Grant Prideco, great fit. It looks like Grant Prideco’s drill pipe business may be soft for a little while here. Was there a chance maybe to wait and get a better price? And then for Mike, I guess the question is, IntelliServ has been something that you placed a pretty high value on in the past. Does this imply something about IntelliServ, or do you feel like you got fair value for that in the $58 number? Pete Miller - National Oilwell Varco — CEO We’re going to negotiate to see who goes first, and that’s going to take for (MULTIPLE SPEAKERS). You know, Dan, Mike’s a tenacious negotiator and I think that you can try to time everything down to the minute, but the fact of the matter is that this deal makes sense. I think that we were able to kind of come to — the time is the time. I think we just happened to get together today, we have found something that we are both agreeable to. I think to push it out and bet that something that might go down or go up, really in the short-term, might have been fine. But I think in the long-term what we’ve done today makes all the sense in the world. And I think that’s the reason you see the timing. We don’t want to merge for what’s going to happen over the next quarter or two. We want to merge for what’s going to happen over the next 10 years, and we feel very good that what we have done here today is going to make that a positive for the shareholders of this Company. Michael McShane - Grant Prideco - Chairman, CEO Dan, I would echo the same comments. You have to look at this — you’ll note, we’re taking 60% equity in this deal. This is not about the short-term, this is about building a company that is going to be a significant player in this industry, it already is, and even stronger now on a long-term basis. So I think that, yes, there is some head winds facing the drill pipe business in the short-term. We all understand that. Pete and his guys are well aware of that. They’re closely joined at the hip in that business with us. But I think mitigating factors are the upside, with things like IntelliServ that help on balance give Pete and Clay the comfort that the value is there in the long haul. So I think that’s about all we have to say on that topic. Dan Pickering - Tudor Pickering — Analyst HOU:2759779.2 Thomson StreetEvents www.streetevents.co m Contact Us 5 © 2007 Thomson Financial. Republished with permission. No part of this publication may be reproduced or transmitted in any form or by any means without the prior written consent of Thomson Financial.

FINAL TRANSCRIPT Dec. 17. 2007 / 10:00AM ET, NOV — National Oilwell Varco Agrees to Acquire Grant Prideco for Combination of Stock and Cash Next and last question for me. Pete and Clay, as you looked at the transaction terms here, your balance sheet clearly could have withstood using more cash. Was it a negotiating issue on the amount of stock, or was it a flexibility issue? Clay Williams - National Oilwell Varco — CFO Really a negotiating issue. We recognize the opportunity to lever our balance sheet a little bit more through this. We certainly have lots of room, as you can see. We’ve pressed for a little more cash and Mike and his team pressed for a little more stock. But at the end of the day, we’re very pleased with where we came out. It does preserve a lot of financial flexibility to enable us to continue to pursue our strategic objectives. So we’re glad we ended up where we are. Dan Pickering - Tudor Pickering — Analyst Thank you and congratulations. Operator Bill Herbert, Simmons & Co. Bill Herbert - Simmons & Co. — Analyst Pete, have you thought about how Grant Prideco’s operations get integrated into National Oilwell Varco and really how the business model for GRP within NOV changes? Pete Miller - National Oilwell Varco — CEO Well, yes, Bill. One of the things that we have a lot of experience at is integration and we clearly have put some thought into it. I think it’s probably too early in the game to spell a lot of that out. We still have a lot of things that we need to do, a lot of great people we need to determine where they’re going to be. But I think overall, I think the business model is such that we’re going to be able to provide a wider array of products to our international customer base. And I think as you take a look at the type of products that are here, we think it really does fill up the entire cycle of what you normally see in the oil & gas business. You have early, mid and late. We have the capital side, now we’re going to be adding bits to the different things that we do in the early and mid-level. I think drill pipe is much more of an expendable today than it has been in the past. We like that aspect of things. So I think what it really does on a business model, it gives us probably one of the more compelling arguments of having a company in the oil service business that can handle any part of the cycle very well. So that is kind of where we are. And as time goes by, we’ll tell people more about the integration process itself. Bill Herbert - Simmons & Co. — Analyst Okay. And with regard to the $40 million in cost saves, how do we get there? Clay Williams - National Oilwell Varco — CFO That is predominately overhead costs, Bill — senior management team, Board of Directors, auditors, all that sort of thing. We do believe that there is some additional efficiencies that may be available out there to us. There may be some additional revenue growth that we can achieve by putting Grant Prideco products through NOV channels. But we really haven’t taken benefit of that and need to study that a little further. But we believe we get there largely through overhead savings. Bill Herbert - Simmons & Co. — Analyst Finally, you may have mentioned this, but I missed it. With regard to, Clay, your cash on the balance sheet, which is about $1 billion how are we going to finance the cash component of this. just for modeling purposes? HOU:2759779.2 Thomson StreetEvents www.streetevents.com Contact Us 6 © 2007 Thomson Financial. Republished with permission. No part of this publication may be reproduced or transmitted in any form or by any means with out the prior written consent of Thomson Financial.

FINAL TRANSCRIPT Dec. 17. 2007 / 10:00AM ET, NOV — National Oilwell Varco Agrees to Acquire Grant Prideco for Combination of Stock and Cash Clay Williams - National Oilwell Varco — CFO Overall cash off of our balance sheet, some cash potentially off of Grant Prideco’s balance sheet, which as you’ll remember, is in the middle of a transaction to sell part of the TTS business in cash, and then some external financing, which will be in the range of $1 to $2 billion. Bill Herbert - Simmons & Co. — Analyst And with respect to quantifying the accretion, you guys mentioned that it was accretive to both earnings and cash flow. What exactly are the numbers? Clay Williams - National Oilwell Varco — CFO I’m going to not quantify it for you, other than to say that it’s fairly compelling. Bill Herbert - Simmons & Co. — Analyst Which is based on street numbers? Clay Williams - National Oilwell Varco — CFO We have looked at numbers from really from both companies. We’re in the middle of our ‘08 budgeting processes and have run our models with internal numbers. Bill Herbert - Simmons & Co. — Analyst Excellent. Thank you very much. Operator Roger Read, Natixis Bleichroeder. Roger Read - Natixis Bleichroeder — Analyst Good morning, gentlemen, congratulations on the deal. Pete Miller - National Oilwell Varco — CEO Thanks, Roger. Roger Read - Natixis Bleichroeder — Analyst Clay, anything on breakup fees? Clay Williams - National Oilwell Varco — CFO Yes, they are pretty customary. We will be filing the merger and sale agreement a little later today. I think we’re (inaudible) it right now, and it will come out on the 8-K a little — we expect later today. HOU:2759779.2 Thomson StreetEvents www.streetevents.com Contact Us 7 © 2007 Thomson Financial. Republished with permission. No part of this publication may be reproduced or transmitted in any form or by any means without the prior written consent of Thomson Financial.

FINAL TRANSCRIPT Dec. 17. 2007 / 10:00AM ET, NOV — National Oilwell Varco Agrees to Acquire Grant Prideco for Combination of Stock and Cash Roger Read - Natixis Bleichroeder — Analyst And then the other question I had, given that for the most part these are not businesses that overlap significantly with your own, is there anything that you would not want to keep going forward, whether it’s the last of the tubular business, XL or any part of the drill bit side? Pete Miller - National Oilwell Varco — CEO No, we think all the businesses fit quite well with what we want to do long-term strategically, Roger. We like what they have and that is the reason we’re doing the deal. Roger Read - Natixis Bleichroeder — Analyst Okay, thank you. Operator Robin Shoemaker, Bear Stearns. Robin Shoemaker - Bear Stearns — Analyst Yes, let me add my congratulations too, Pete. And just looking at your margins in Grant Prideco, of course in the last couple of years, it has had very robust margins. However, Mike has been a little cautionary here recently about the outlook for drill pipe sales in ‘08 and has seen a kind of declining backlog over the last four quarters. So in any case, is the outlook any different for next year versus the kind of outlook that Mike gave on the third quarter, that bookings for North America are still quite slow from domestic contractors and you would expect to see perhaps a 2 to 3 million-foot decline in drill pipe sales in ‘08 versus ‘07, in North America? Pete Miller - National Oilwell Varco — CEO Robin, there’s really not any difference. I think the things Mike talked about is really the way we see the market today. I think we’ve been very open with each other about where we see the market. I agree with you that they’ve done a fantastic job on margins, but one of the things about the market today is I think it’s reasonably self-correcting in a rapid fashion and I think one of the things that Grant Prideco has shown us very well is that you are really talking about drill pipe almost being an expendable anymore. So we’re very comfortable that, even though you might have some headwinds, as you look out into ‘09 and other time frames, the business is going to be very good. We believe it’s going to be a very compelling business over a two or three-year period. Michael McShane - Grant Prideco — Chairman, CEO Bear in mind — Robin, this is Mike — that while we have talked about the softening environment here in the near-term in North America, we’re also quick to point out the continued strength internationally in China, and importantly the demand associated with new offshore rigs coming into the market, which pushes more and more towards the premium end of the product line. So there’s a large mitigating factor here in the near-term that I think Pete and Clay should be able to get comfort with. Robin Shoemaker - Bear Stearns — Analyst Yes, right. That’s all for me. Thank you. Operator HOU:2759779.2 Thomson StreetEvents www.streetevents.com Contact Us 8 © 2007 Thomson Financial. Republished with permission. No part of this publication may be reproduced or transmitted in any form or by any means without the prior written consent of Thomson Financial.

FINAL TRANSCRIPT Dec. 17. 2007 / 10:00AM ET, NOV — National Oilwell Varco Agrees to Acquire Grant Prideco for Combination of Stock and Cash Ole Slorer, Morgan Stanley. Ole Slorer - Morgan Stanley — Analyst Thanks for letting me in on the call here, congratulations on getting this deal done. Pete, were there any particular aspects of Grant Prideco’s business that you find more or less strategic in terms of deciding to do this acquisition? Pete Miller - National Oilwell Varco - CEO Oh, no. I think, Ole, as you look at the Company, I think all major elements are very strategic to us. I have always been a guy that has been on record as liking drill bits, and I think that ReedHycalog is probably in my mind the technological leader on drill bits. I won’t say I like it any more than drill pipe, but I do believe it really is I think a very compelling product that they have. I think it really has an opportunity. When you look at the fixed cutter bits today, you think about the efficiencies that we’ve created in the drilling business. Quite frankly, fixed cutter bits is really number one in being able to create those efficiencies. I can show you bit records from 1980 where you have 20 trips on a 10,000-foot well change in bits, and today you might do that in about one or two bits. So I think that’s really kind of a neat product to add, or a neat arrow to put in our quiver. But at the same time, I do believe that when you look at the engineered side of a lot of this drill pipe today, whether you’re talking about high torque, all of the different things that are associated with it, I think it’s very compelling too. So I just think the entire company is a great fit, Ole. Ole Slorer - Morgan Stanley — Analyst That’s good. So as a follow-up question, I think there is a noncompete between Grant Prideco and Tenaris on drill and that a change of control in Grant Prideco will remove that noncompete. Have you considered that? Michael McShane - Grant Prideco — Chairman, CEO I think the, as you refer to, noncompete, is really embedded in a long-standing I believe very strong business relationship between Grant Prideco and Tenaris in how we go about in a cooperative manner producing drill pipe in Mexico. I don’t think that this combination is going to impact their position on that whatsoever. Ole Slorer - Morgan Stanley — Analyst Okay, thank you very much. Operator That concludes our question-and-answer session. At this time, I will turn the call back over to Mr. Miller for any closing remarks. Pete Miller - National Oilwell Varco — CEO Thanks, Mycea, and I appreciate everybody calling and our listening today. As time goes by, we’ll keep you posted on the progress that we’re making. But let me just reiterate our excitement about this merger and the fact that we’re going to make this very successful as we go to the future. Thank you for calling in today. Operator Thank you, sir. Ladies and gentlemen, this concludes the National Oilwell Varco and Grant Prideco merger conference call. If you would like to listen to a replay of today’s conference, please dial 303-590-3000 and enter access code 1104827 followed by the pound sign. We thank you for your participation today, and you may now disconnect. HOU:2759779.2 Thomson StreetEvents www.streetevents.com Contact Us 9 © 2007 Thomson Financial. Republished with permission. No part of this publication may be reproduced or transmitted in any form or by any means without the prior written consent of Thomson Financial.

FINAL TRANSCRIPT Dec. 17. 2007 / 10:00AM ET, NOV — National Oilwell Varco Agrees to Acquire Grant Prideco for Combination of Stock and Cash D I S C L A I M E R Thomson Financial reserves the right to make changes to documents, content, or other information on this web site without obligation to notify any person of such changes. In the conference calls upon which Event Transcripts are based, companies may make projections or other forward-looking statements regarding a variety of items. Such forward-looking statements are based upon current expectations and involve risks and uncertainties. Actual results may differ materially from those stated in any forward-looking statement based on a number of important factors and risks, which are more specifically identified in the companies’ most recent SEC filings. Although the companies mayindicate and believe that the assumptions underlying the forward-looking statements are reasonable, any of the assumptions could prove inaccurate or incorrect and, therefore, there can be no assurance that the results contemplated in the forward-looking statements will be realized. THE INFORMATION CONTAINED IN EVENT TRANSCRIPTS IS A TEXTUAL REPRESENTATION OF THE APPLICABLE COMPANY’S CONFERENCE CALL AND WHILE EFFORTS ARE MADE TO PROVIDE AN ACCURATE TRANSCRIPTION, THERE MAY BE MATERIAL ERRORS, OMISSIONS, OR INACCURACIES IN THE REPORTING OF THE SUBSTANCE OF THE CONFERENCE CALLS. IN NO WAY DOES THOMSON FINANCIAL OR THE APPLICABLE COMPANY OR THE APPLICABLE COMPANY ASSUME ANY RESPONSIBILITY FOR ANY INVESTMENT OR OTHER DECISIONS MADE BASED UPON THE INFORMATION PROVIDED ON THIS WEB SITE OR IN ANY EVENT TRANSCRIPT. USERS ARE ADVISED TO REVIEW THE APPLICABLE COMPANY’S CONFERENCE CALL ITSELF AND THE APPLICABLE COMPANY’S SEC FILINGS BEFORE MAKING ANY INVESTMENT OR OTHER DECISIONS. © 2005, Thomson StreetEvents All Rights Reserved. HOU:2759779.2 Thomson StreetEvents www.streetevents.com Contact Us 10 © 2007 Thomson Financial. Republished with permission. No part of this publication may be reproduced or transmitted in any form or by any means without the prior written consent of Thomson Financial.